SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: September 1, 1998
                        (Date of earliest event reported)


                                COMPU-DAWN, INC.
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               (Exact name of Registrant as specified in charter)


 Delaware                         000-22611                          11-3344575
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
 of  incorporation)                                  Number)



    77 Spruce Street, Cedarhurst, New York                               11516
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  (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (516) 374-6700

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Item 5.      Other Events.

                  On September 1, 1998, Compu-DAWN, Inc. issued a press release (the "Press Release") announcing that it had terminated its agreement to acquire a 50% indirect interest in Press- Loto, the Russian limited liability company which has the right to operate a national on-line lottery in Russia. The termination of the agreement is more particularly described in the Press Release, which is attached hereto as Exhibit 99.1


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         99.1     Press Release, dated September 1, 1998






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 COMPU-DAWN, INC.


Dated: September 1, 1998                         By: /s/ Mark Honigsfeld
                                                     Mark Honigsfeld
                                                     Chairman of the Board



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